April 3, 2018
TOUCHSTONE STRATEGIC TRUST
Touchstone International Value Fund
Supplement to the Statement of Additional Information (“SAI”) Dated July 30, 2017

Change in Portfolio Management Team
On April 1, 2018, T.J. Carter and Charles F. Radtke replaced David A. Hodges as members of the portfolio management team of the Touchstone International Value Fund (the “Fund”), which is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”). The replacement was part of a managed transition resulting from the planned retirement of Mr. Hodges. In addition to Messrs. Carter and Radtke, the Fund continues to be managed by Randolph S. Wrighton Jr.

The Sub-Advisors and Portfolio Managers

In the section of the SAI, “The Sub-Advisors and Portfolio Managers”, the information in the sub-section relating to the "International Value Fund" is replaced with the following:

International Value Fund

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed Subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Charles F. Radtke(1)
Registered Investment Companies	1	$455.9	1	$21.2
Other Pooled Investment Vehicles	1	$188.2	0	$0
Other Accounts	2	$834.4	0	$0

Randolph S. Wrighton Jr.(2)
Registered Investment Companies	3	$846.9	1	$21.2
Other Pooled Investment Vehicles	1	$194.0	0	$0
Other Accounts	4	$1,034.9	0	$0

T.J. Carter (3)
Registered Investment Companies	1	$748.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$593.9	0	$0
(1) Mr. Radtke is a member of the global value equity team managing 8 other accounts and $4.9 billion.
(2) Mr. Wrighton is a member of various other value equity teams managing 17 other accounts and $6.6 billion.
(3) Mr. Carter is a member of the all country world ex-U.S. value equity team managing 5 other accounts and $1.7 billion.

Ownership of Shares of the Fund
The following table indicates for the Fund the dollar range of shares beneficially owned by Messrs. Radtke, Wrighton, and Carter as of December 31, 2017:

Portfolio Manager	Dollar Range of Beneficial Ownership
Charles. F Radtke	None
Randolph S. Wrighton Jr.	None
T.J. Carter	None

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078
Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-SAI-58-1803